                                                     Exhibit 20.1

                        MONTHLY SERVICER'S CERTIFICATE

            AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                 --------------------------------------------


                 AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST


                 --------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Centurion Bank and American Express Receivables Financing Corporation II, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2. TRS is, as of the date hereof, the Servicer under the Agreement.

3. The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on September 15, 1998 and covers activity from July 25, 1998 through August 25, 1998.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.



      IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10 day of September 1998.


                                     AMERICAN EXPRESS TRAVEL RELATED
                                     SERVICES COMPANY, INC., as Servicer

                                     By: /s/ Lawrence Fazaari
                                        --------------------------------
                                        Name:  Lawrence Fazzari
                                        Title: Vice President
                                               Business Results


I.  Monthly Period Trust Activity

-----------------------------------------------------------------------------------------------------------------------------------

A. Trust Activity                                            Trust Totals
-------------------------------------------------------------------------
Number of days in period                                                31
Beginning Principal Receivable Balance                    3,860,317,244.36
Special Funding Account Balance                                       0.00
Beginning Total Principal Balance                         3,860,317,244.36

Finance Charge Collections (excluding                        57,226,778.00
  Discount Option & Recoveries)
Discount Percentage                                                  2.00%
Discount Option Receivables Collections                       6,629,952.44
Premium Option Receivables Collections                                0.00
Recoveries                                                    3,656,612.00
Total Collections of Finance Charge Receivables              67,513,342.44
Total Collections of Principal Receivables                  324,867,669.56
Monthly Payment Rate                                               8.1441%
Defaulted amount                                             20,878,839.24
Annualized Default Rate                                            6.3103%
Trust Portfolio Yield                                             14.2238%
New Principal Receivables                                   381,163,577.48
Ending Principal Receivables Balance                      3,895,734,313.04
Ending Required Minimum Principal Balance                 3,210,000,000.00
Ending Transferor Amount                                    895,734,313.04
Ending Special Funding Account Balance                                0.00
Ending Total Principal Balance                            3,895,734,313.04



B. Series Allocations                                      Series 1996-1       Series 1997-1      Series 1998-1        Trust Total
----------------------------------------------------------------------------------------------------------------------------------

Group Number                                                             1                  1                  2
Invested Amount                                           1,000,000,000.00   1,000,000,000.00   1,000,000,000.00   3,000,000,000.00
Adjusted Invested Amount                                  1,000,000,000.00   1,000,000,000.00   1,000,000,000.00   3,000,000,000.00
Principal Funding Account Balance                                     0.00               0.00               0.00               0.00
Series Required Transferor Amount                            70,000,000.00      70,000,000.00      70,000,000.00     210,000,000.00
Series Allocation Percentage                                         33.33%             33.33%             33.33%
Series Alloc. Finance Charge Collections                     22,504,447.48      22,504,447.48      22,504,447.48      67,513,342.44
Series Allocable Recoveries                                   1,218,870.67       1,218,870.67       1,218,870.67       3,656,612.00
Series Alloc. Principal Collections                         108,289,223.19     108,289,223.19     108,289,223.19     324,867,669.56
Series Allocable Defaulted Amount                             6,959,613.08       6,959,613.08       6,959,613.08      20,878,839.24


C. Group Allocations
--------------------


1. Group 1 Allocations                                       Series 1996-1       Series 1997-1      Group I Total
-----------------------------------------------------------------------------------------------------------------
Investor Finance Charge Collections                          17,489,065.84      17,489,065.84      34,978,131.67

Investor Monthly Interest                                     5,614,121.40       5,304,277.64      10,918,399.04
Investor Default Amount                                       5,408,581.19       5,408,581.19      10,817,162.38
Investor Monthly Fees                                         1,666,666.67       1,666,666.67       3,333,333.33
Investor Additional Amounts                                           0.00               0.00               0.00
Total                                                        12,689,369.25      12,379,525.50      25,068,894.76

Reallocated Investor Finance Charge Collections              17,489,065.84      17,489,065.84      34,978,131.67
Available Excess                                              4,799,696.58       5,109,540.34       9,909,236.92

2. Group 2 Allocations                                       Series 1998-1                          Group 2 Total
-----------------------------------------------------------------------------------------------------------------

Investor Finance Charge Collections                          17,489,065.84                         17,489,065.84

Investor Monthly Interest                                     4,665,681.11                          4,665,681.11
Investor Default Amount                                       5,408,581.19                          5,408,581.19
Investor Monthly Fees                                         1,666,666.67                          1,666,666.67
Investor Additional Amounts                                           0.00                                  0.00
Total                                                        11,740,928.97                         11,740,928.97

Reallocated Investor Finance Charge Collections              17,489,065.84                         17,489,065.84
Available Excess                                              5,748,136.87                          5,748,136.87



D. Trust Performance
--------------------

Delinquencies:

31-60 Days Delinquent:                                       55,661,466.00
61-90 Days Delinquent:                                       28,011,715.00
90+ Days Delinquent:                                         34,848,950.00
Total 30+ Days Delinquent:                                  118,522,131.00


II. Series 1996-1 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series          Total Investor      Transferors
A. Investor/Transferor Allocations                     Allocations           Interest           Interest
--------------------------------------------------------------------------------------------------------
Beginning Invested /Transferor Amount                1,286,772,414.79   1,000,000,000.00     286,772,414.79
Beginning Adjusted Invested Amount                                N/A   1,000,000,000.00                N/A
Floating Allocation Percentage                                    N/A           77.7138%           22.2862%
Principal Allocation Percentage                                   N/A           77.7138%           22.2862%
Collections of Finance Chg. Receivables                 22,504,447.48      17,489,065.84       5,015,381.64
Collections of Principal Receivables                   108,289,223.19      84,155,692.14      24,133,531.05
Defaulted Amount                                         6,959,613.08       5,408,581.19       1,551,031.89

Ending Invested / Transferor Amounts                 1,298,578,104.35   1,000,000,000.00     298,578,104.35


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                   Class A             Class B            Interest                Total
-----------------------------------------------------------------------------------------------------------------------------

Principal Funding Account                                       0.00               0.00               0.00                 0.00
Investment Proceeds for Monthly Period                          0.00               0.00               0.00                 0.00
Reserve Draw Amount                                             0.00               0.00               0.00                 0.00
Available Reserve Account Amount                                0.00               0.00               0.00                 0.00
Reserve Account Surplus                                         0.00               0.00               0.00                 0.00

Coupon August 17- September 14, 1998                         6.8000%            6.9500%            6.0406%
Monthly Interest Due                                    4,901,666.67         347,500.00         364,954.73         5,614,121.40
Outstanding Monthly Interest Due                                0.00               0.00               0.00                 0.00
Additional Interest Due                                         0.00               0.00               0.00                 0.00
Total Interest Due                                      4,901,666.67         347,500.00         364,954.73         5,614,121.40
Investor Default Amount                                 4,678,422.73         324,514.87         405,643.59         5,408,581.19
Investor Monthly Fees Due                               1,441,666.67         100,000.00         125,000.00         1,666,666.67
Investor Additional Amounts Due
Total Due                                              11,021,756.06         772,014.87         895,598.32        12,689,369.25

Reallocated Investor Finance Charge Collections                                                                   17,489,065.84
Interest and Principal Funding Investment Proceeds                                                                         0.00
Series Adjusted Portfolio Yield                                                                                         14.2238%
Base Rate                                                                                                                9.1638%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions             Class A             Class B            Interest             Total
--------------------------------------------------------------------------------------------------------------------------

Beginning Certificates Balance                        865,000,000.00      60,000,000.00      75,000,000.00     1,000,000,000.00
Interest Distributions                                  4,901,666.67         347,500.00         364,954.73         5,614,121.40
Principal Deposits - Prin. Funding Account                      0.00               0.00               0.00                 0.00
Principal Distributions                                         0.00               0.00               0.00                 0.00
Total Distributions                                     4,901,666.67         347,500.00         364,954.73         5,614,121.40
Ending Certificates Balance                           865,000,000.00      60,000,000.00      75,000,000.00     1,000,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total amount of the distribution:                $             5.67

      2.   Amount of the distribution in
           respect of Class A Monthly Interest:             $             5.67

      3.   Amount of the distribution in respect of
           Class A Outstanding Monthly Interest:            $             0.00

      4.   Amount of the distribution in respect of
           Class A Additional Interest:                     $             0.00

      5.   Amount of the distribution in
           respect of Class A Principal:                    $             0.00


E.  Class  A  Investor   Charge-Offs  and  Reimbursement  of  Class  A  Investor
Charge-Offs on such Distribution Date.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.    Amount  of  Class  A  Investor  Charge-  Offs  per  $1,000  original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.    Amount  reimbursed  in respect of Class A Investor  Charge-Offs  per
            $1,000
            original certificate principal amount:          $             0.00

      5. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution
            Date:                                           $             0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   The total amount of the distribution:            $             5.79

      2.   Amount of the distribution in
            respect of class B monthly interest:            $             5.79

      3.    Amount of the distribution in respect of class B outstanding monthly
            interest:                                       $             0.00

      4.   Amount of the distribution in
            respect of class B additional interest:         $             0.00

     5.   Amount of the distribution in
            respect of class B principal:                   $             0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2. The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.    The total amount  reimbursed  in respect of such  reductions  in the
            Class B
            Invested Amount:                                $             0.00

      4. The amount set forth in paragraph 3 above, per $1,000 original certificate
            principal amount:                               $             0.00

      5. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution
            Date:                                           $             0.00


H.  Information  regarding   distributions  on  the  Distribution  Date  to  the
Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $       364,954.73

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $       364,954.73

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4. The amount distributed to the Collateral Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I. Amount of reductions in Collateral  Invested  Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2. The total amount reimbursed in respect of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Application of Reallocated Investor Finance Charge Collections.

      1.   Class A Available Funds:                         $    15,128,041.95

           a.   Class A Monthly Interest:                   $     4,901,666.67
           b.   Class A Outstanding Monthly Interest:       $             0.00
           c.   Class A Additional Interest:                $             0.00
           d.   Class A Investor Default Amount
                 (Treated as Available Principal
                 Collections):                              $     4,678,422.73
           e.   Excess Spread:                              $     5,547,952.55

      2.   Class B Available Funds:                         $     1,049,343.95

           a.   Class B Monthly Interest:                   $       347,500.00
           b.   Class B Outstanding Monthly Interest:       $             0.00
           c.   Class B Additional Interest:                $             0.00
           d.   Excess Spread:                              $       701,843.95

      3.   Collateral Available Funds:                      $     1,311,679.94

           a.   Excess Spread:                              $     1,311,679.94

      4.   Total Excess Spread:                             $     7,561,476.44


K.   Reallocated Principal Collections.

      1.   Principal Allocation Percentage:                           77.7138%

      2.   Series 1996-1 Allocable Principal
            Collections:                                    $   108,289,223.19

      3.   Principal Allocation Percentage of
            Series 1996-1 Allocable Principal
            Collections:                                    $    84,155,692.14

      4.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      5.   Item 3 minus item 4:                             $    84,155,692.14

      6.   Shared Principal Collections from other
            Series allocated to Series 1996-1:                             N/A

      7.   Other amounts Treated as Available Principal
            Collections:                                    $     5,408,581.19

      8.   Available Principal Collections
            (total of 5., 6. & 7.):                         $    89,564,273.33

L.   Application of Available Principal Collections during Revolving Period.

      1.   Collateral Invested Amount                       $    75,000,000.00

      2.   Required Collateral Invested Amount              $    75,000,000.00

      3.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:       $             0.00

      4.   Treated as Shared Principal Collections:         $    89,564,273.33


M. Application of Principal Collections During Accumulation or Amortization Period.

      1.   Principal Funding Account:                                      N/A

      2.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                      N/A

      3.   Principal Distribution:                                         N/A

      4.   Treated as Shared Principal Collections:                        N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1996-1

      1.   Excess Spread:                                   $     7,561,476.44
      2.   Excess Finance Charge Collections:               $             0.00
      3.   Applied to fund Class A Required Amount:         $             0.00
      4.   Class A Investor Charge-Offs treated
            as Available Principal Collections:             $             0.00
      5.   Applied to fund Class B overdue Interest:        $             0.00
      6.   Applied to fund Class B Required Amount:         $       324,514.87
      7.   Reduction of Class B Invested Amount
            treated as Available Principal Collections:     $             0.00
      8.   Applied to Collateral Monthly Interest:          $       364,954.73
      9.   Applied to unpaid Monthly Servicing Fee:         $     1,666,666.67
      10.  Collateral Default Amount treated as
            Available Principal Collections:                $       405,643.59
      11.  Reduction of Collateral Invested Amount
            treated as Available Principal Collections:     $             0.00
      12.  Deposited to Reserve Account:                    $             0.00
      13.  Applied to other amounts owed to
            Collateral Interest Holder:                     $             0.00
      l4.  Balance:                                         $     4,799,696.58


IV.   Yield and Base Rate

      1.   Base Rate

           a.   Current Monthly Period             9.1638%
           b.   Prior Monthly Period               8.1099%
           c.   Second Prior Monthly Period        8.5885%

      2.   Three Month Average Base Rate                               8.6207%

      3.   Series Adjusted Portfolio Yield

           a.   Current Monthly Period              13.78%
           b.   Prior Monthly Perid                 14.98%
           c.   Second Prior Monthly Period         13.97%

      4.   Three Month Average Series Adjusted Portfolio Yield          14.24%


III. Series 1997-1 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series          Total Investor      Transferors
A. Investor/Transferor Allocations                     Allocations           Interest           Interest
--------------------------------------------------------------------------------------------------------
Beginning Invested /Transferor Amount                  1,286,772,414.79   1,000,000,000.00     286,772,414.79
Beginning Adjusted Invested Amount                                  N/A   1,000,000,000.00                N/A
Floating Allocation Percentage                                      N/A           77.7138%           22.2862%
Principal Allocation Percentage                                     N/A           77.7138%           22.2862%
Collections of Finance Chg. Receivables                   22,504,447.48      17,489,065.84       5,015,381.64
Collections of Principal Receivables                     108,289,223.19      84,155,692.14      24,133,531.05
Defaulted Amount                                           6,959,613.08       5,408,581.19       1,551,031.89

Ending Invested / Transferor Amounts                   1,298,578,104.35   1,000,000,000.00     298,578,104.35


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                        Class A             Class B            Interest                Total
----------------------------------------------------------------------------------------------------------------------------------

Principal Funding Account                                         0.00               0.00               0.00                 0.00
Investment Proceeds for Monthly Period                            0.00               0.00               0.00                 0.00
Reserve Draw Amount                                               0.00               0.00               0.00                 0.00
Available Reserve Account Amount                                  0.00               0.00               0.00                 0.00
Reserve Account Surplus                                           0.00               0.00               0.00                 0.00

Coupon  August 17- September 14, 1998                          6.4000%            6.5500%            6.0156%
Monthly Interest Due                                      4,613,333.33         327,500.00         363,444.31         5,304,277.64
Outstanding Monthly Interest Due                                  0.00               0.00               0.00                 0.00
Additional Interest Due                                           0.00               0.00               0.00                 0.00
Total Interest Due                                        4,613,333.33         327,500.00         363,444.31         5,304,277.64
Investor Default Amount                                   4,678,422.73         324,514.87         405,643.59         5,408,581.19
Investor Monthly Fees Due                                 1,441,666.67         100,000.00         125,000.00         1,666,666.67
Investor Additional Amounts Dues
Total Due                                                10,733,422.73         752,014.87         894,087.90        12,379,525.50

Reallocated Investor Finance Charge Collections                                                                     17,489,065.84
Interest and Principal Funding Investment Proceeds                                                                           0.00
Series Adjusted Portfolio Yield                                                                                          14.2238%
Base Rate                                                                                                                 8.7738%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions             Class A             Class B            Interest             Total
--------------------------------------------------------------------------------------------------------------------------

Beginning Certificates Balance                         865,000,000.00      60,000,000.00      75,000,000.00     1,000,000,000.00
Interest Distributions                                   4,613,333.33         327,500.00         363,444.31         5,304,277.64
Principal Deposits - Prin. Funding Account                       0.00               0.00               0.00                 0.00
Principal Distributions                                          0.00               0.00               0.00                 0.00
Total Distributions                                      4,613,333.33         327,500.00         363,444.31         5,304,277.64
Ending Certificates Balance                            865,000,000.00      60,000,000.00      75,000,000.00     1,000,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total amount of the distribution:                $             5.33

      2.   Amount of the distribution in
           respect of Class A Monthly Interest:             $             5.33

      3.   Amount of the distribution in respect of
           Class A Outstanding Monthly Interest:            $             0.00

      4.   Amount of the distribution in respect of
           Class A Additional Interest:                     $             0.00

      5.   Amount of the distribution in
           respect of Class A Principal:                    $             0.00


E.  Class  A  Investor   Charge-Offs  and  Reimbursement  of  Class  A  Investor
Charge-Offs on such Distribution Date.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.    Amount  of  Class  A  Investor  Charge-  Offs  per  $1,000  original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.    Amount  reimbursed  in respect of Class A Investor  Charge-Offs  per
            $1,000
            original certificate principal amount:          $             0.00

      5. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution
            Date:                                           $             0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   The total amount of the distribution:            $             5.46

      2.   Amount of the distribution in
            respect of class B monthly interest:            $             5.46

      3.    Amount of the distribution in respect of class B outstanding monthly
            interest:                                       $             0.00

      4.   Amount of the distribution in
            respect of class B additional interest:         $             0.00

     5.   Amount of the distribution in
            respect of class B principal:                   $             0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2. The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.    The total amount  reimbursed  in respect of such  reductions  in the
            Class B Invested Amount:                        $             0.00

      4.    The  amount set forth in  paragraph  3 above,  per  $1,000  original
            certificate principal amount:                   $             0.00

      5. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution
            Date:                                           $             0.00


H.  Information  regarding   distributions  on  the  Distribution  Date  to  the
Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $       363,444.31

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $       363,444.31

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.    The amount distributed to the Collateral  Interest Holder in respect
            of principal on the Collateral Invested Amount: $             0.00


I. Amount of reductions in Collateral  Invested  Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2. The total amount reimbursed in respect of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Application of Reallocated Investor Finance Charge Collections.

      1.   Class A Available Funds:                         $    15,128,041.95

           a.   Class A Monthly Interest:                   $     4,613,333.33
           b.   Class A Outstanding Monthly Interest:       $             0.00
           c.   Class A Additional Interest:                $             0.00
           d.   Class A Investor Default Amount
                 (Treated as Available Principal
                 Collections):                              $     4,678,422.73
           e.   Excess Spread:                              $     5,836,285.89

      2.   Class B Available Funds:                         $     1,049,343.95

           a.   Class B Monthly Interest:                   $       327,500.00
           b.   Class B Outstanding Monthly Interest:       $             0.00
           c.   Class B Additional Interest:                $             0.00
           d.   Excess Spread:                              $       721,843.95

      3.   Collateral Available Funds:                      $     1,311,679.94

           a.   Excess Spread:                              $     1,311,679.94

      4.   Total Excess Spread:                             $     7,869,809.77


K.   Reallocated Principal Collections.

      1.   Principal Allocation Percentage:                           77.7138%

      2.   Series 1997-1 Allocable Principal
            Collections:                                    $   108,289,223.19

      3.   Principal Allocation Percentage of
            Series 1997-1 Allocable Principal
            Collections:                                    $    84,155,692.14

      4.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      5.   Item 3 minus item 4:                             $    84,155,692.14

      6.   Shared Principal Collections from other
            Series allocated to Series 1997-1:                             N/A

      7.   Other amounts Treated as Available Principal
            Collections:                                    $     5,408,581.19

      8.   Available Principal Collections
            (total of 5., 6. & 7.):                         $    89,564,273.33

L.   Application of Available Principal Collections during Revolving Period.

      1.   Collateral Invested Amount                       $    75,000,000.00

      2.   Required Collateral Invested Amount              $    75,000,000.00

      3.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:       $             0.00

      4.   Treated as Shared Principal Collections:         $    89,564,273.33


M. Application of Principal Collections During Accumulation or Amortization Period.

      1.   Principal Funding Account:                                      N/A

      2.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                      N/A

      3.   Principal Distribution:                                         N/A

      4.   Treated as Shared Principal Collections:                        N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1997-1

      1.   Excess Spread:                                   $     7,869,809.77
      2.   Excess Finance Charge Collections:               $             0.00
      3.   Applied to fund Class A Required Amount:         $             0.00
      4.   Class A Investor Charge-Offs treated
            as Available Principal Collections:             $             0.00
      5.   Applied to fund Class B overdue Interest:        $             0.00
      6.   Applied to fund Class B Required Amount:         $       324,514.87
      7.   Reduction of Class B Invested Amount
           treated as Available Principal Collections:      $             0.00
      8.   Applied to Collateral Monthly Interest:          $       363,444.31
      9.   Applied to unpaid Monthly Servicing Fee:         $     1,666,666.67
      10.  Collateral Default Amount treated as
            Available Principal Collections:                $       405,643.59
      11.  Reduction of Collateral Invested Amount
            treated as Available Principal Collections:     $             0.00
      12.  Deposited to Reserve Account:                    $             0.00
      13.  Applied to other amounts owed to
            Collateral Interest Holder:                     $             0.00
      l4.  Balance:                                         $     5,109,540.34


IV.   Yield and Base Rate

      1.   Base Rate

           a.   Current Monthly Period             8.7738%
           b.   Prior Monthly Period               7.7669%
           c.   Second Prior Monthly Period        8.2236%

      2.   Three Month Average Base Rate                               8.2548%

      3.   Series Adjusted Portfolio Yield

           a.   Current Monthly Period              13.78%
           b.   Prior Monthly Perid                 14.98%
           c.   Second Prior Monthly Period         13.97%

      4.   Three Month Average Series Adjusted Portfolio Yield          14.24%


III. Series 1998-1 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series          Total Investor      Transferors
A. Investor/Transferor Allocations                     Allocations           Interest           Interest
--------------------------------------------------------------------------------------------------------
Beginning Invested /Transferor Amount                1,286,772,414.79   1,000,000,000.00      286,772,414.79
Beginning Adjusted Invested Amount                                N/A   1,000,000,000.00                 N/A
Floating Allocation Percentage                                    N/A           77.7138%            22.2862%
Principal Allocation Percentage                                   N/A           77.7138%            22.2862%
Collections of Finance Chg. Receivables                 22,504,447.48      17,489,065.84        5,015,381.64
Collections of Principal Receivables                   108,289,223.19      84,155,692.14       24,133,531.05
Defaulted Amount                                         6,959,613.08       5,408,581.19        1,551,031.89

Ending Invested / Transferor Amounts                 1,298,578,104.35   1,000,000,000.00      298,578,104.35


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                       Class A             Class B            Interest             Total
------------------------------------------------------------------------------------------------------------------------------

Principal Funding Account                                       0.00               0.00               0.00                 0.00
Investment Proceeds for Monthly Period                          0.00               0.00               0.00                 0.00
Reserve Draw Amount                                             0.00               0.00               0.00                 0.00
Available Reserve Account Amount                                0.00               0.00               0.00                 0.00
Reserve Account Surplus                                         0.00               0.00               0.00                 0.00

Coupon  August 17- September 14, 1998                        5.7306%            5.8906%            6.2406%
Monthly Interest Due                                    3,808,481.19         379,618.38         477,581.55         4,665,681.11
Outstanding Monthly Interest Due                                0.00               0.00               0.00                 0.00
Additional Interest Due                                         0.00               0.00               0.00                 0.00
Total Interest Due                                      3,808,481.19         379,618.38         477,581.55         4,665,681.11
Investor Default Amount                                 4,462,079.48         432,686.50         513,815.21         5,408,581.19
Investor Monthly Fees Due                               1,375,000.00         133,333.33         158,333.33         1,666,666.67
Investor Additional Amounts Dues
Total Due                                               9,645,560.67         945,638.21       1,149,730.09        11,740,928.97

Reallocated Investor Finance Charge Collections                                                                   17,489,065.84
Interest and Principal Funding Investment Proceeds                                                                         0.00
Series Adjusted Portfolio Yield                                                                                        14.2238%
                                                                                                              ---------------------
Base Rate                                                                                                               7.9700%
                                                                                                              ---------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions             Class A             Class B            Interest             Total
--------------------------------------------------------------------------------------------------------------------------

Beginning Certificates Balance                        825,000,000.00      80,000,000.00      95,000,000.00     1,000,000,000.00
Interest Distributions                                  3,808,481.19         379,618.38         477,581.55         4,665,681.11
Principal Deposits - Prin. Funding Account                      0.00               0.00               0.00                 0.00
Principal Distributions                                         0.00               0.00               0.00                 0.00
Total Distributions                                     3,808,481.19         379,618.38         477,581.55         4,665,681.11
Ending Certificates Balance                           825,000,000.00      80,000,000.00      95,000,000.00     1,000,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total amount of the distribution:                $             4.62

      2.   Amount of the distribution in
           respect of Class A Monthly Interest:             $             4.62

      3.   Amount of the distribution in respect of
           Class A Outstanding Monthly Interest:            $             0.00

      4.   Amount of the distribution in respect of
           Class A Additional Interest:                     $             0.00

      5.   Amount of the distribution in
           respect of Class A Principal:                    $             0.00


E.  Class  A  Investor   Charge-Offs  and  Reimbursement  of  Class  A  Investor
Charge-Offs on such Distribution Date.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.    Amount  of  Class  A  Investor  Charge-  Offs  per  $1,000  original
            certificate principal amount:                   $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.    Amount  reimbursed  in respect of Class A Investor  Charge-Offs  per
            $1,000 original certificate principal amount:   $             0.00

      5. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution
            Date:                                           $             0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   The total amount of the distribution:            $             4.75

      2.   Amount of the distribution in
            respect of class B monthly interest:            $             4.75

      3.    Amount of the distribution in respect of class B outstanding monthly
            interest:                                       $             0.00

      4.   Amount of the distribution in
            respect of class B additional interest:         $             0.00

     5.   Amount of the distribution in
            respect of class B principal:                   $             0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2. The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.    The total amount  reimbursed  in respect of such  reductions  in the
            Class B Invested Amount:                        $             0.00

      4.    The  amount set forth in  paragraph  3 above,  per  $1,000  original
            certificate principal amount:                   $             0.00

      5. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution
            Date:                                           $             0.00


H.  Information  regarding   distributions  on  the  Distribution  Date  to  the
Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $       477,581.55

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $       477,581.55

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.    The amount distributed to the Collateral  Interest Holder in respect
            of principal on the Collateral Invested Amount: $             0.00


I. Amount of reductions in Collateral  Invested  Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.    The total amount  reimbursed  in respect of such  reductions  in the
            Collateral Invested Amount:                     $             0.00


J.   Application of Reallocated Investor Finance Charge Collections.

      1.   Class A Available Funds:                         $    14,428,479.32

           a.   Class A Monthly Interest:                   $     3,808,481.19
           b.   Class A Outstanding Monthly Interest:       $             0.00
           c.   Class A Additional Interest:                $             0.00
           d.   Class A Investor Default Amount
                 (Treated as Available Principal
                 Collections):                              $     4,462,079.48
           e.   Excess Spread:                              $     6,157,918.65

      2.   Class B Available Funds:                         $     1,399,125.27

           a.   Class B Monthly Interest:                   $       379,618.38
           b.   Class B Outstanding Monthly Interest:       $             0.00
           c.   Class B Additional Interest:                $             0.00
           d.   Excess Spread:                              $     1,019,506.89

      3.   Collateral Available Funds:                      $     1,661,461.25

           a.   Excess Spread:                              $     1,661,461.25

      4.   Total Excess Spread:                             $     8,838,886.79


K.   Reallocated Principal Collections.

      1.   Principal Allocation Percentage:                           77.7138%

      2.   Series 1998-1 Allocable Principal
            Collections:                                    $   108,289,223.19

      3.   Principal Allocation Percentage of
            Series 1998-1 Allocable Principal
            Collections:                                    $    84,155,692.14

      4.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      5.   Item 3 minus item 4:                             $    84,155,692.14

      6.   Shared Principal Collections from other
            Series allocated to Series 1998-1:                             N/A

      7.   Other amounts Treated as Available Principal
            Collections:                                    $     5,408,581.19

      8.   Available Principal Collections
            (total of 5., 6. & 7.):                         $    89,564,273.33

L.   Application of Available Principal Collections during Revolving Period.

      1.   Collateral Invested Amount                       $    95,000,000.00

      2.   Required Collateral Invested Amount              $    95,000,000.00

      3.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:       $             0.00

      4.   Treated as Shared Principal Collections:         $    89,564,273.33


M. Application of Principal Collections During Accumulation or Amortization Period.

      1.   Principal Funding Account:                                      N/A

      2.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                      N/A

      3.   Principal Distribution:                                         N/A

      4.   Treated as Shared Principal Collections:                        N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1998-1

      1.   Excess Spread:                                   $     8,838,886.79
      2.   Excess Finance Charge Collections:               $             0.00
      3.   Applied to fund Class A Required Amount:         $             0.00
      4.   Class A Investor Charge-Offs treated
            as Available Principal Collections:             $             0.00
      5.   Applied to fund Class B overdue Interest:        $             0.00
      6.   Applied to fund Class B Required Amount:         $       432,686.50
      7.   Reduction of Class B Invested Amount
            treated as Available Principal Collections:     $             0.00
      8.   Applied to Collateral Monthly Interest:          $       477,581.55
      9.   Applied to unpaid Monthly Servicing Fee:         $     1,666,666.67
      10.  Collateral Default Amount treated as
            Available Principal Collections:                $       513,815.21
      11.  Reduction of Collateral Invested Amount
            treated as Available Principal Collections:     $             0.00
      12.  Deposited to Reserve Account:                    $             0.00
      13.  Applied to other amounts owed to
            Collateral Interest Holder:                     $             0.00
      l4.  Balance:                                         $     5,748,135.87


IV.   Yield and Base Rate

      1.   Base Rate

           a.   Current Monthly Period             7.9700%
           b.   Prior Monthly Period               7.7316%
           c.   Second Prior Monthly Period        6.1411%

      2.   Three Month Average Base Rate                              7.2809%

      3.   Series Adjusted Portfolio Yield

           a.   Current Monthly Period              13.78%
           b.   Prior Monthly Perid                 14.98%
           c.   Second Prior Monthly Period         13.97%

      4.   Three Month Average Series Adjusted Portfolio Yield          14.24%